SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 2, 2005

Stillwater Mining Company

(Exact name of registrant as specified in its charter)

Delaware	1-13053	81-0480654

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1321 Discovery Drive, Billings, Montana		59102

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(406)-373-8700

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 2, 2005, David A. Ulrichs, Controller of Stillwater Mining Company (the “Company”), submitted his resignation, to be effective as of July 1, 2005. Mr. Ulrichs has accepted a senior financial position with another company. The resignation of Mr. Ulrichs was not due to a disagreement with the Company’s operations, policies or practices.

The Company is commencing a search to fill Mr. Ulrichs’ position. Until a new Controller is appointed, his responsibilities will be assumed by the existing members of the Company’s management team.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY
Dated: June 3, 2005	By:	/s/ Gregory A. Wing
		Name:	Gregory A. Wing
		Title:	Vice President & Chief Financial Officer